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                                                                    Exhibit 23.2

INDEPENDENT AUDITORS CONSENT

We consent to the incorporation by reference in this Registration Statement of The Lamaur Corporation on Form S-8 of our report dated April 2, 2001, appearing in the Annual Report on Form 10-K of The Lamaur Corporation for the year ended December 31, 2000.

/s/ Deloitte & Touche LLP

June 18, 2001